UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                November 26, 2002
                                 Date of Report

                        (Date of earliest event reported)


                           Commission File No. 0-17462


                       FILMAGIC ENTERTAINMENT CORPORATION
                 PREDECESSOR: "ROEDEINGER MEDICAL SYSTEMS, INC"
                     (Name of Small Business in its Charter)


 UTAH                                                         87-0404991
(State of other Jurisdiction                         (I.R.S. Employer ID Number)
of incorporation or organization)


Mail: 2869 India St., San Diego, CA                                     91786
Alternate: 419 Main St.-Ste #424, Huntington Beach, CA                  92648
(Address of Principal Executive Officers)                             (Zip Code)

        Registrant's telephone number including area code: (858) 847-0139
                            Fax Number (858)-847-0163

ITEM 5:  Other Events and Regulation FD Disclosure.

The undersigned outside Directors and Officers of Filmagic Entertainment Corporation, have accepted their current roles and provided this notification to the State of Utah. These officers and directors accept the positions until next year when a shareholders vote shall be requested for the confirmation to allow continuation for a period of 2 additional years. This list includes a new President ( CEO), One terminating officers, and the current Board and Officers. The New CEO/President is Mr. Robert Bragg, who brings the company a 25 year background in the securities business along with knowledge of the technology in regard to the company's new focus. Mr. R. B. Harris is the out going CEO/ President has agreed to step down from the active management of the company, but shall retain his Board seat and will continue to assist our new CEO, and continue with Board duties as necessary. Mr. Harris leaves the position on a positive note, with no issues and only positive thanks for being key in bringing Filmagic to a trading position and allowing shareholders the ability to now attain positive value in their shares. The remaining officers, Harvey Lalach, Vice President and Director, Aubrye A. Harris, Secretary/ Director, Mr. Frank DeSantis, Director/ Corporate Counsel, and Song Liping, Director/ International Consultant shall all retain their positions. The Company is additionally in the process of preparing documentation necessary to change the name of the company to reflect the current business direction.


      Robert Bragg                         Frank DeSantis
      President/ CEO                       Director / Legal Counsel
      2869 India St.                       2869 India St.
      San Diego, CA 92103                  San Diego, CA 92103


      Song Liping                          R. Bruce Harris
      Director / Chinese Mgr.              Resigning Pres./Remaining Board Chair
      Rm504, Bldg#305 Datong Rd.           419 Main St.-Suite 424
      Gaoquao, Shanghai, PR China          Huntington Beach, CA 92648
      Postal # 200137


      Harvey Lalach                        Aubrye A. Harris
      Vice President/ Director             Director / Actg. Secretary
      2575 Alberta Ct.                     419 Main St.-Suite 424
      Kelowna, BC V1W2X8                   Huntington Beach, CA 92648

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

November 26, 2002
(8K- November 26, 2002 Cont.)


FILMAGIC ENTERTAINMENT CORPORATION
(Registrant)

By:          /a/  Robert Bragg                 /a/ Harvey Lalach
             --------------------------        ----------------------------
             Robert Bragg                      Harvey Lalach
             President/ CEO                    Vice Pres./ Director
             (858) 847-0139                    (858) 847-0139


             /a/  Aubrye A. Harris             /a/  Frank De Santis
             --------------------------        ----------------------------
             Aubrye A. Harris                  Frank De Santis
             Actg.Secretary Director           Director / Legal Counsel
                                               (619) 688-1199


             /a/  R.Bruce Harris               /a/ Song Liping
             --------------------------        ----------------------------
             R. Bruce Harris                   Song Liping
             Director                          Director / International Advisor
             (909) 982-6321                    011-8621-58731310


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